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                                                                 Exhibit 10.7(a)

                                 FIRST AMENDMENT

This First Amendment is entered and made as of September 6, 2000 (the "Amendment") as an amendment to the ChautauquaJet Service Agreement dated as of March 19, 1999, by and between US Airways, Inc. ("US Airways") and CHAUTAUQUA AIRLINES, INC. ("Chautauqua") (the "Agreement").

                                   WITNESSETH:

WHEREAS, US Airways and Chautauqua have entered into the Agreement; and

WHEREAS, US Airways and Chautauqua desire to amend certain provisions of the Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and Chautauqua hereby agree as follows:

     1. Section 2.1 is hereby amended by deleting [*] in the fifth line and replacing it with, [*] which have an engine performance rating at least as good as the rating provided by the Rolls Royce engine with an AIP rating. Chautauqua represents that all aircraft delivered after [*] shall be configured with the AIP performance rating, subject to FAA certification, and that Chautauqua shall use its best efforts to retro-fit the existing US Airways ERJ Fleet with the AIP performance modification in a timely manner.

     2. Exhibit 2.1 of the Agreement is hereby deleted in its entirety and replaced with Exhibit 2.

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     3. A new Section 2.9 is hereby added to the Agreement for a "Spare
Aircraft", aircraft number 16.

     "The [*] Aircraft will be [*]. For the purposes of calculating the payment to Chautauqua as described in Section 5 of the Agreement, [*] For the purposes of calculating the schedule requirements as described in Exhibit 2.1(a) of the Agreement, the [*] will not be included."

     4. Exhibit 5.1 is hereby deleted in its entirety and replaced with Exhibit
5.1 attached hereto as of the monthly billing period beginning when the eleventh
(11th) Aircraft is placed into service. Further, in lieu of payment for Hull Insurance and Passenger Liability Insurance as specified in the Pricing Model, US Airways reserves the right to provide Hull Insurance and Passenger Liability Insurance at the levels specified in the Section 6 of the Agreement or at mutually agreed levels.

     5. Section 7.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "7.1 This Agreement is effective as of [*] and Services provided hereunder will continue, without interruption, for a period of [*] from the in-service date of the [*], unless it is terminated on an earlier date pursuant to the provisions of this Article 7 of the Agreement. US Airways will have the right to extend the term of this Agreement [*] upon [*] notice prior to the end of the initial term.


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     6. Effective as of July 2000 Article 8 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof except for the period [*] where Chautauqua has the option, upon its notification of US Airways within [*] business days after the calculations have been completed, of continuing Article 8 as originally specified in the
Agreement:

"ARTICLE 8 PERFORMANCE PLAN

SECTION 8.1 PERFORMANCE PLAN METRICS

Chautauqua's operating performance will be tracked by US Airways each month based upon the following metrics:

[*]

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SECTION 8.2 [*]

a) After the end of each month when the measurement data has become available, US Airways will compute the measurements included in Section 8.1 and provide a summary statement showing the operating performance of Chautauqua in the preceding month. US Airways, in consultation with Chautauqua, will also compute [*]

     [*] Payment Schedule:

[*]

b) The table of [*] set forth below and as adjusted per Section 8.3 will meet the criteria described below:

     i) The upper and lower bounds of each classification are directly or indirectly related to the Midpoint of the [*] classification.

     ii) The upper bound and lower bound of the [*] classification is fixed amount from the Midpoint as shown in the [*] table below subject to the minimums described in Section 8.3

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     iii) The upper bound of the [*] classification is set below the lower bound of the [*] classification by amount equal to the smallest measurement fraction subject to the minimums as shown in the [*] table below.

     iv) The lower bound of the [*] classification is set above the upper bound of the [*] classification by amount equal to the smallest measurement fraction.

     v) The upper bound of the [*] classification is set at an amount shown in the [*] table below.

     vi) The lower bound of the [*] classification is set above the upper bound of the [*] by an amount equal to the smallest measurement fraction.

[*] Standards:

[*]

The [*] after adjustments are subject to the following limits.

[*]

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SECTION 8.3 [*] ADJUSTMENT

[*]

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[*]

[*]

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EXAMPLE OF THE [*] PROCESS

If actual [*] was:

[*]

then the New [*] would be:

[*]

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SECTION 8.4 [*]

Any disputes between US Airways and Chautauqua arising as a result of the [*] will be resolved in accordance with the dispute resolution procedures set forth in Article 15.

     7. [*]

     8. Article 12 Maintenance Cost Adjustment of the Agreement is hereby deleted in its entirety.

     9. A new Article 14.1 (e) is added as follows:

     [*]

     10. Section 7.3(c) is hereby amended by deleting "as measured in Section
8.2 of this Agreement" in the second and third lines and replacing it with "as measured by departures within [*] of scheduled departure time based on departures made within Aircraft turn times, but excluding departures delayed due to operational deficiencies (including, without limitation, [*]) that are not within the responsibility of Chautauqua".


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Except as amended hereby, the Agreement remains unchanged in all other respects.
Upon its execution, this First Amendment together with the Agreement, will be the complete and binding understanding of the Parties with respect to the terms and conditions of the Agreement, us amended by the terms set forth herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

     CHAUTAUQUA AIRLINES, INC.              US AIRWAYS INC.

     /s/ Bryan Bedford                      /s/ Thomas M. Hanley
    ------------------------               ----------------------------
     By:    Bryan Bedford                   By:    Thomas M. Hanley
     Title: President                       Title: Vice President, US Airways

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EXHIBIT 2 IMPLEMENTATION SCHEDULE OF AIRCRAFT DEPLOYMENT

DATE                         OPERATIONAL AIRCRAFT

Date of Amendment                 [*]

December 2000                     [*]

December 2000                     [*]

February 2001                     [*]

May 2001                          [*]

August 2001                       [*]

August 2001                       [*]

September 2001                    [*]

October 2001                      [*]

November 2001                     [*]

December 2001                     [*]

January 2002                      [*]

February 2002                     [*]


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EXHIBIT 5.1 [*]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


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